UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2026 (February 25, 2026)

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8112 Maryland Ave, Suite 400, St. Louis, Missouri 63105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (314) 530-9071

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 25, 2026, Verde Resources, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The total shares of capital stock outstanding and entitled to vote as of the Annual Meeting’s record date, December 26, 2025, were 1,294,224,767 shares of the Company’s common stock. A total of 1,015,774,480 shares of the Company’s common stock, or Approximately 78.49% of the Company’s shares of common stock outstanding and entitled to vote at the Annual Meeting, were represented in person or by proxy at the Annual Meeting, thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the tables below.

With respect to the election of Jack Wong, Eric Bava, Karl Strahl, and Raymond Lee Powell as directors to each serve a term on the Board of Directors of the Company (the “Board”) expiring at the 2027 annual meeting of stockholders or until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his or her name below.

Proposal 1: Election of Directors

The stockholders elected Jack Wong, Eric Bava, Karl Strahl, and Raymond Lee Powell to serve as members of the Board for a one-year term that expires at the 2027 annual meeting of stockholders, or until their respective successors are duly elected and qualified.

	Number of Votes
	Total Votes For	Votes Withheld	Broker Non-Votes
Election of Jack Wong	1,005,042,035	534,283	10,198,162
Election of Eric Brava	1,005,542,034	34,284	10,198,162
Election of Karl Strahl	1,005,575,284	1,034	10,198,162
Election of Raymond Lee Powell	1,005,542,035	34,283	10,198,162

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Proposal 2: Ratification of the selection of J&S Associate PLT as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026

The stockholders ratified the appointment of J&S Associate PLT as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,014,890,015	128,913	755,552	-

Proposal 3: Non-binding advisory vote on the Company’s executive compensation

The stockholders approved the compensation of our named executive officers on a non-binding, advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,004,786,131	679,687	110,500	10,198,162

Proposal 4: Non-binding advisory vote on the Company’s frequency of future advisory votes on executive compensation

The stockholders approved the frequency of three years for future advisory votes on executive compensation on a non-binding, advisory basis.

Three Years	One Year	Two Years	Abstentions	Broker Non-Votes
582,684,158	405,804,439	16,342,111	745,610	10,198,162

Proposal 5: Approval to Grant the Board of Directors the Authority to Fix the Rights and preferences of the Company’s Preferred Stock, Par Value $0.001 per Share, by Resolution from Time to Time, as Provided for in the Company’s Proposed Amended and Restated Articles of Incorporation

The stockholders approved granting the Board of Directors the authority to fix the rights and preferences of the Company’s preferred stock.

Votes For	Votes Against	Abstention	Broker Non-Votes
1,004,308,300	1,123,918	144,100	10,198,162

Proposal 6: Approval to Establish the Number of Directors on the Company’s Board of Directors, and the Procedures in the Case of a Vacancy of a Director From the Board, as Provided for in the Proposed Amended and Restated Articles of Incorporation

The stockholders approved the establishment of the number of directors on the Company’s Board of Directors, and the procedures in the case of a vacancy of a director from the Board of Directors, as provided for in the Company’s proposed amended and restated Articles of Incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,005,438,376	136,942	1,000	10,198,162

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Proposal 7: Approval of the Company’s Election Not to be Governed by NRS 78.378 to 78.3793, Inclusive, as so Relates to Acquisitions of Controlling Interests, as Provided for in the Proposed Amended and Restated Articles of Incorporation

The stockholders approved the Company’s election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests, as provided for in the Company’s proposed amended and restated Articles of Incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,004,417,215	510,103	649,000	10,198,162

Proposal 8: Approval of the Company’s Election Not to be Governed by NRS 78.411 to 78.444, Inclusive, as so Relates to Combinations with Interested Stockholders, as Provided for in the Proposed Amended and Restated Articles of Incorporation

The stockholders approved the Company’s election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders, as provided for in the Company’s proposed amended and restated Articles of Incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,004,288,806	638,512	649,000	10,198,162

Proposal 9: Approval for the Company to Establish the Liability of Directors and Officers of the Company for Damages Due to Breach of Fiduciary Duty in the Role of Director or Officer, as Provided for in the Proposed Amended and Restated Articles of Incorporation

The stockholders approved the ability for Company to establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role of director or officer, as provided for in the Company’s proposed amended and restated Articles of Incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,005,408,356	166,692	1,000	10,198,162

Proposal 10: Approval for the Company to Establish the Company’s Duties of Indemnification to Indemnitees as Provided for in the Proposed Amended and Restated Articles of Incorporation

The stockholders approved the ability for the Company to establish the Company’s duties of indemnification to indemnitees as provided for in the Company’s proposed amended and restated Articles of Incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,005,523,900	38,418	14,000	10,198,162

Proposal 11: Approval of the Adoption of the Verde Resources, Inc. 2026 Equity Incentive Plan

The stockholders approved the adoption by the Company of the Verde Resources, Inc. 2026 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,004,800,356	672,962	103,000	10,198,162

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2026	Verde Resources, Inc.

	By:	/s/ Jack Wong
	Name:	Jack Wong
	Title:	Chief Executive Officer

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